                                                                 EXHIBIT 10.3(a)


                          AMENDMENT NO. 1 AND WAIVER TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT, made as of the 18th day of March, 2003, by and among:

         G-III LEATHER FASHIONS, INC., a New York corporation (the "BORROWER");

         The Lenders that have executed the signature pages hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and

         FLEET NATIONAL BANK, a national banking association, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").


                              W I T N E S S E T H :


         WHEREAS:

         (A) The Borrower, the Lenders and the Agent are parties to a certain Sixth Amended and Restated Loan Agreement dated as of April 29, 2002 (the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby and as it may from time to time be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT");

         (B) The Borrower has requested that the Lenders and the Agent waive certain Events of Default under, and amend certain provisions of, the Original Loan Agreement, and the Lenders and the Agent are willing do so, all on the terms and conditions hereinafter set forth; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. CHANGE IN COMMITMENT.

         SECTION 1.1 COMMITMENT. From and after the date hereof, for purposes of the Loan Agreement, the Commitment of each Lender shall be the amount set forth opposite each Lender's name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and such amount shall supersede and be deemed to amend the amount of each Lender's respective Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

         SECTION 1.2 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Lenders shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrower from each Lender under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of the increased total Commitment. The Borrower agrees and consents to the terms of this Section 1.2.

         ARTICLE 2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT; SUBSTITUTED NOTES.

         SECTION 2.1 The Original Loan Agreement is hereby amended as follows:

                  (a) The definition of "Borrowing Base Maximum" appearing in
Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                  "'Borrowing Base Maximum' - as of any date during any period set forth below, the amount set forth opposite such period:

                       Period                            Borrowing Base Maximum
                       ------                            ----------------------
    February 1, 2003 to and including                         $45,000,000
    April 30, 2003

    May 1, 2003 to and including                              $60,000,000
    June 30, 2003

    July 1, 2003 to and including                             $85,000,000
    September 30, 2003

    October 1, 2003 to and including                          $90,0000,000
    November 30, 2003

    December 1, 2003 to and including December                $60,000,000
    31, 2003

    January 1, 2004 to and including the                      $45,000,000
    Commitment Termination Date

and the respective periods and amounts for Fiscal Year 2005 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2005 and Fiscal Year 2006, respectively, and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2004 and Fiscal Year 2005, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2005 and Fiscal Year 2006, respectively."

                  (b) The definition of "Commitment" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                  "'Commitment' - Ninety Million ($90,000,000) Dollars in the aggregate, allocated among each of the Lenders, respectively in the amount set forth opposite such Lender's name on the signature pages to the First Amendment under the caption "Commitment", as such amount is reduced in accordance with the terms hereof."

                  (c) The definition of "Direct Debt Sublimit" appearing in
Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                  "'Direct Debt Sublimit' - for each period set forth below, the amount set forth opposite such period:

                                "Period                  Direct Debt Sublimit
                                 ------                  --------------------

             February 1, 2003 to and including               $40,000,000
             May 31, 2003

             June 1, 2003 to and including                   $55,000,000
             June 30, 2003

             July 1, 2003 to and including                   $72,000,000
             November 30, 2003

             December 1, 2003 to and including               $50,000,000
             December 31, 2003

             January 1, 2004 to and including the            $40,000,000
             Commitment Termination Date

and the respective periods and amounts for Fiscal Year 2005 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2005 and Fiscal Year 2006, respectively, and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2004 and Fiscal Year 2005, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2005 and Fiscal Year 2006, respectively."

                  (d) The following new definition is inserted in the appropriate alphabetical order in Article 1 of the Original Loan Agreement:

                  "'First Amendment' - shall mean Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003, by and among the Borrower, the Lenders and the Agent."

                  (e) The definition of "Overadvance" appearing in Article 1 of the Original Loan Agreement is amended by deleting the chart appearing therein together with the text immediately beneath the chart and ending before the first proviso and substituting therefor the following:

                                "Period                    Overadvance
                                 ------                    -----------
             March 15, 2003 to and including               $15,000,000
             April 30, 2003

             May 1, 2003 to and including                  $25,000,000
             May 31, 2003

             June 1, 2003 to and including                 $32,000,000
             July 31, 2003

             August 1, 2003 to and including               $27,500,000
             August 30, 2003

             August 31, 2003 to and including              $18,000,000
             September 29, 2003

             September 30, 2003 to and including           $10,000,000
             October 30, 2003

             October 31, 2003 to and including the             -$0-
             Commitment Termination Date

and the respective periods and amounts for Fiscal Year 2005 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2005 and Fiscal Year 2006, respectively, and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2004 and Fiscal Year 2005, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 70 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2004 and Fiscal Year 2005, respectively;"

                  (f) Section 2.4(a) is deleted in its entirety and there is substituted therefor the following:

                  "(a) The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A annexed to the First Amendment (each, a "SUBSTITUTED NOTE" and, collectively, the "SUBSTITUTED NOTES"). Each Substituted Note shall be dated the date of the First Amendment, shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment as in effect on the date of the First Amendment and shall otherwise be duly completed. All Loans made by each Lender hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such Loans shall be recorded by such

         Lender on the schedule attached to its Substituted Note (provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Substituted Note in respect of such Loans). The Substituted Notes shall be payable as provided in Section 2.7."

                  (g) Section 6.9(a) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "(a) Have or maintain, with respect to the Parent on a consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:

                      "Date                             EBITDA
                       ----                             ------

             April 30, 2003                          ($6,400,000)

             July 31, 2003                           ($5,200,000)

             October 31, 2003                        $11,400,000

             January 31, 2004                        $10,700,000

and the respective amounts for Fiscal Year 2005 and the Stub Period shall be preliminarily determined by the Majority Lenders and the Borrower based on the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2005 and Fiscal Year 2006, respectively and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2004 and Fiscal Year 2005, respectively, but in no event shall the periods be of different durations or the amounts be less than (if such amount is negative) or greater than (if such amount is positive) the amounts for the periods corresponding to the periods set forth above unless the Majority Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based on the financial condition of the Borrower as set forth in the applicable Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2004, and Fiscal Year 2005, respectively."

                  (h) Section 6.9(b) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "(b) Have or maintain, with respect to the Parent on a consolidated basis, Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth below opposite each such date:

                                                            Minimum
                                 "Date                 Tangible Net Worth
                                  ----                 ------------------

                            April 30, 2003                $47,500,000

                                                            Minimum
                                 Date                  Tangible Net Worth
                                 ----                  ------------------

                             July 31, 2003                $47,900,000

                           October 31, 2003               $57,600,000

                           January 31, 2004               $56,900,000

and the respective amounts for Fiscal Year 2005 and the Stub Period shall be determined in the sole discretion of the Majority Lenders within 60 days of receipt by the Lenders of the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2005 and Fiscal Year 2006, respectively and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2004 and Fiscal Year 2005, respectively, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2004 and Fiscal Year 2005, respectively."

                  (i) Section 7.13 of the Original Loan Agreement (Capital Expenditures) is amended by deleting the amount "$1,750,000" appearing therein and substituting therefor the amount "$2,000,000".

SECTION 2.2 In order to evidence the Loans, as amended hereby, the Borrower shall execute and deliver to each Lender, simultaneously with the execution and delivery hereof, a promissory note payable to the order of such Lender in substantially the form of Exhibit A annexed hereto (hereinafter referred to individually as a "SUBSTITUTED NOTE" and collectively as the "SUBSTITUTED NOTES"). Each Lender shall, upon the execution and delivery by the Borrower of its applicable Substituted Note as herein provided, mark the Note delivered to it in connection with the Original Loan Agreement "Replaced by Substituted Note" and return it to the Borrower.

SECTION 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)", the "Note(s)", and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Substituted Note(s), and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this First Amendment, the Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                  (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

         SECTION 2.4 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

         ARTICLE 3. WAIVER.

         The Borrower has advised the Agent that:

                  (a) notwithstanding the requirement of subsection 6.9(a) of the Original Loan Agreement, the Parent on a consolidated basis, had EBITDA on a cumulative basis from the first day of its fiscal year through January 31, 2003 of less than $8,800,000; and

                  (b) notwithstanding the requirement of subsection 6.9(b) of the Original Loan Agreement, as of January 31, 2003, the Parent on a consolidated basis, had Tangible Net Worth of less than $53,500,000.

         Such failures to comply with the foregoing requirements of subsections 6.9(a) and 6.9(b) of the Original Loan Agreement constitute Events of Default under Section 8.2 of the Loan Agreement (collectively, the "SPECIFIED EVENTS OF DEFAULT").

                  The Lenders hereby waive the Specified Events of Default; provided, however, the waivers granted by the undersigned pursuant hereto with respect to the Specified Events of Default (i) are limited to the matters expressly stated above and, only for the period and/or dates, as the case may be, expressly stated above, and (ii) shall not be deemed to be a waiver of any future violations of any such provisions or a waiver of any violations of any other provisions of the Loan Agreement.

         ARTICLE 4. REPRESENTATIONS AND WARRANTIES.

                  Each of the Borrower and the other Loan Parties hereby represents and warrants to the Lenders and the Agent that:

         SECTION 4.1 ARTICLE 3 OF ORIGINAL LOAN AGREEMENT; NO DEFAULTS.

                  (a) Each and every one of the representations and warranties set forth in Article 3 of the Original Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Parent and its Subsidiaries, taken as a whole.

                  (b) As of the date hereof, after giving effect to this First Amendment, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

         SECTION 4.2 POWER, AUTHORITY, CONSENTS.

                  The Borrower and each other Loan Party has the power to execute, deliver and perform this First Amendment, and with respect to the Borrower, the Substituted Note. The Borrower has the power to borrow under the Original Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing hereunder. Other than due authorization by the Board of Directors of the Borrower and each other Loan Party, each of which has been duly obtained, no consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity or enforcement of this First Amendment or the Substituted Note.

         SECTION 4.3 NO VIOLATION OF LAW OR AGREEMENTS.

                  The execution and delivery by the Borrower and each other Loan Party of this First Amendment (and with respect to the Borrower, the Substituted
Note) and the performance by each of them hereunder, will not violate any provision of law or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any other corporate Loan Party or the partnership agreement or any other organizational document of any Loan Party that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse effect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any of them except for the Liens created and granted pursuant to the Security Documents, as confirmed hereby.

         SECTION 4.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

                  This First Amendment and the Substituted Note have each been duly executed and delivered by each Loan Party which is a party hereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and the remedy of specific performance and other equitable remedies are subject to judicial discretion.

         ARTICLE 5. ACKNOWLEDGMENTS, CONFIRMATIONS, CONSENTS.

                  (a) The Borrower hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party secure, without limitation, the due payment and performance of all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby and the Substituted Note, whether or not so stated in each of the Security Documents, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby and the Substituted Note.

                  (b) Each Guarantor hereby consents in all respects to the execution by the Borrower of this First Amendment and acknowledges and confirms that (i) the Guarantee Agreement guarantees, without limitation, the full payment and performance of the Indebtedness, liabilities and obligations of the Borrower under the Original Loan Agreement, as amended hereby and the Substituted Note, and (ii) the term "Obligations" as used in the Guarantee Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower or the Guarantor(s) to the Lenders and the Agent) includes, without limitation, all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby and the Substituted Note.

                  (c) Each Corporate Guarantor hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security Documents to which it is a party, secure, without limitation, all of the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent under the Guarantee Agreement, as confirmed hereby, and
(ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of such Corporate Guarantor under the Guarantee Agreement, as confirmed hereby.

         ARTICLE 6. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AGREEMENT.

                  This First Amendment shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                  (a) This First Amendment shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Lender.

                  (b) The Borrower shall have executed and delivered to each Lender its Substituted Note.

                  (c) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this First Amendment, no Default or Event of Default shall exist, shall be true.

                  (d) The Agent shall have received copies of the following:

                           (i) Copies of all corporate action taken by the
Borrower to authorize the execution, delivery and performance of this First Amendment, the Substituted Note and the transactions contemplated hereby, certified by its Secretary;

                           (ii) A certificate from the Secretary of the Borrower
to the effect that since May 31, 1999 there have been no amendments, modifications or supplements to the Certificate of Incorporation or By-laws of the Borrower; and

                           (iii) An incumbency certificate (with specimen
signatures) with respect to the Borrower.

                  (e) The Borrower shall have paid to the Agent for the ratable benefit of the Lenders, a waiver fee in the amount of $50,000.

                  (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 7. MISCELLANEOUS.

         SECTION 7.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement", "Note(s)" and "Loan", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Substituted Note(s) and the Loans, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

         SECTION 7.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         SECTION 7.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                                      G-III LEATHER FASHIONS, INC.


                                      BY: /S/ WAYNE MILLER
                                          ------------------------------------
                                          NAME: WAYNE S. MILLER
                                          TITLE: CHIEF FINANCIAL OFFICER







                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]

Agreed:

G-III HONG KONG LTD.

By: /s/ Wayne Miller
------------------------------------
    Director


G-III APPAREL GROUP, LTD.


By: /s/ Wayne Miller
------------------------------------
    Senior Vice President


SIENA LEATHER LTD.


By: /s/ Wayne Miller
------------------------------------
    Vice President


GLOBAL INTERNATIONAL TRADING
COMPANY


By: /s/ Wayne Miller
------------------------------------
    Vice President


INDAWA HOLDING CORP.


By: /s/ Wayne Miller
------------------------------------
    Vice President


GLOBAL APPAREL SOURCING, LTD.


By: /s/ Wayne Miller
------------------------------------
    Vice President

G-III RETAIL OUTLETS INC.


By: /s/ Wayne Miller
------------------------------------
    Vice President

P.T. BALIHIDES


By: /s/ K. Sutton Jones
------------------------------------
    Title


WEE BEEZ INTERNATIONAL LIMITED


By: /s/ Wayne Miller
------------------------------------
    Director

KOSTROMA LTD.


By: /s/ Wayne Miller
------------------------------------
    Director

G-III LICENSE COMPANY, LLC
BY G-III APPAREL GROUP, LTD. AS MANAGER


By: /s/ Wayne Miller
------------------------------------
    Senior Vice President

G-III BRANDS, LTD.


By: /s/ Philip H. Litwinoff
------------------------------------
    Chief Financial Officer

COMMITMENT                          FLEET NATIONAL BANK,
----------                          AS AGENT, COLLATERAL MONITORING AGENT,
$22,053,312.00                      ISSUING BANK AND AS A LENDER



                                    BY: /S/ JOSEPH J. NASTRI
                                        --------------------------------------
                                        NAME:  JOSEPH J. NASTRI
                                        TITLE: SENIOR VICE PRESIDENT




































                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003

COMMITMENT                               JPMORGAN CHASE BANK
----------

$18,786,150.00
                                         BY: /S/ LOUIS J. MASTRIANNI
                                             ----------------------------------
                                             NAME:  LOUIS J. MASTRIANNI
                                             TITLE: VICE PRESIDENT










































                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003

COMMITMENT                                  THE CIT GROUP/COMMERCIAL
----------                                  SERVICES, INC.
$17,969,384.00


                                            BY: /S/ KEVIN J. GILLESPIE
                                                -------------------------------
                                                NAME:  KEVIN J. GILLESPIE
                                                TITLE: VICE PRESIDENT
































                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003

COMMITMENT                                 ISRAEL DISCOUNT BANK OF NEW YORK
----------

$9,485,298.00
                                           BY: /S/ MATILDE REYES
                                               --------------------------------
                                               NAME:  MATILDE REYES
                                               TITLE: VICE PRESIDENT



                                           BY: /S/ HOWARD WEINBERG
                                               --------------------------------
                                               NAME:  HOWARD WEINBERG
                                               TITLE: SENIOR VICE PRESIDENT I





























                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003

3


COMMITMENT                                 HSBC BANK USA


$13,764,708.00
                                           BY: /S/ MICHAEL P. BEHUNIAK, JR.
                                               --------------------------------
                                               NAME:  MICHAEL P. BEHUNIAK, JR.
                                               TITLE: VICE PRESIDENT










































                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003

COMMITMENT                                           BANK LEUMI USA
----------

$7,941,177.00


                                           BY: /S/ JOHN KOENIGSBERG
                                               --------------------------------
                                               NAME:  JOHN KOENIGSBERG
                                               TITLE: FIRST VICE PRESIDENT



                                           BY: /S/ PHYLLIS ROSENFELD
                                               --------------------------------
                                               NAME:  PHYLLIS ROSENFELD
                                               TITLE: VICE PRESIDENT



































                          G-III Leather Fashions, Inc.
                  Signature Page to Amendment No. 1 and Waiver to Sixth Amended and Restated Loan Agreement dated as of March 18, 2003




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




                   EXHIBIT A TO AMENDMENT NO. 1 AND WAIVER TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                          G-III LEATHER FASHIONS, INC.
                            THE LENDERS NAMED THEREIN
                                       AND
                              FLEET NATIONAL BANK,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK

                            FORM OF SUBSTITUTED NOTE

$_____________                                               New York, New York
                                                                 March 18, 2003

         FOR VALUE RECEIVED, the undersigned G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), hereby promises to pay to the order of __________________ (the "Lender") on May 31, 2005 or on such earlier date as is provided for in the Sixth Amended and Restated Loan Agreement dated as of April 29, 2002 (as such Loan Agreement may be amended, modified or supplemented, the "Loan Agreement") among the Borrower, the lenders signatory thereto and Fleet National Bank, as Collateral Monitoring Agent, Issuing Bank and Agent (in its capacity as Collateral Monitoring Agent, together with its successors and assigns, the "Collateral Monitoring Agent"), the lesser of (i) the principal sum of __________ ($________) or (ii) the outstanding portion of the aggregate unpaid principal amount of the Loans (as defined in the Loan Agreement) made by the Lender to the Borrower pursuant to the Loan Agreement, and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein.

         All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, by acceleration or otherwise, at the Post-Default Rate (as defined in the Loan Agreement), and all such interest shall be payable on demand.

         Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender.

         Payment of both principal and interest on this Note are to be made at the office of the Collateral Monitoring Agent at 1185 Avenue of the Americas, New York, New York 10036 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

         The Lender is hereby authorized by the Borrower to record on the schedule to this Note (or on a supplemental schedule thereto) the amount of each Loan made by the Lender to the Borrower and the amount of each payment or prepayment of principal of such Loans received by the Lender, it being understood, however, that failure to make any such notation shall not affect the rights of the Lender or the obligations of the Borrower hereunder in respect of this Note. The Lender may, at its option, record such matters in its internal records rather than on such schedule.

         The Borrower and any Guarantor hereby grant to the Lender a lien, security interest and right of setoff as security for all liabilities and obligations to the Lender whether, now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of the Lender or in transit to any of them. At any time, without demand or notice, the Lender may set off the shares or any part thereof and apply the same to any liability or obligation of Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         This Note is one of the Substituted Notes referred to in the First Amendment, is secured in the manner provided therein, may be prepaid upon and subject to terms and conditions thereof and is entitled to the benefits thereof.

         This Note shall be deemed to be in substitution for and replacement of, and not a repayment of the Note dated as of April 29, 2002 made by the Borrower payable to the Lender (the "Prior Note") and all interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Note and payable hereunder from and after the date of accrual thereof. The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Lenders party to the Loan Agreement or their agents as collateral security for the Prior Note.

         Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrower shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         All capitalized terms used herein that are defined in the Loan Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto therein, unless the context otherwise requires.

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

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS. THE BORROWER AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

                                           G-III LEATHER FASHIONS, INC.



                                           BY:
                                               --------------------------------
                                               NAME:  WAYNE S. MILLER
                                               TITLE: SENIOR VICE PRESIDENT

























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